                                                                   EXHIBIT 10.58


                         SELLER SUBORDINATION AGREEMENT

       THIS SELLER SUBORDINATION AGREEMENT (this "Agreement"), made and entered into by and among JOSEPH COLYAR AND CLAUDE H. HARING (collectively, "Subordinator"), EDUCATIONAL MEDICAL, INC., a Delaware corporation ("EMI"), CHI ACQUISITION CORP., a Delaware corporation ("CHI"), and BANK OF AMERICA, FSB ("Lender").

                                   WITNESSETH

       WHEREAS, pursuant to a Stock Purchase Agreement, dated as of February 14, 1998, by and among EMI, CHI, as purchaser, Computer Hardware Service Company, Inc ("Acquired Subsidiary"), and Subordinator and James Fritz, as sellers (herein the "Stock Purchase Agreement"), effective this date, Subordinator has sold to CHI, and CHI has purchased from Subordinator, all of the issued and outstanding capital stock of the Acquired Subsidiary in exchange for cash and the "Subordinated Notes," as that term is defined and described more particularly below, and certain other consideration; and

       WHEREAS, pursuant to the Stock Purchase Agreement, EMI is jointly and severally liable for all obligations of CHI to Subordinator under the Subordinated Notes; and

       WHEREAS, concurrently with the consummation of such acquisition the Acquired Subsidiary has been merged with and into CHI; and

       WHEREAS, Lender and EMI, together with certain subsidiaries of EMI (EMI and such subsidiaries, together with CHI and such other subsidiaries of EMI from time to time may be added as co-borrowers to the "Loan Agreement" described below, are herein called, individually and collectively, the "Borrower") are parties to a certain Loan and Security Agreement, dated as of February 25, 1997 (as the same may be amended from time to time, together with any and all documents, instruments, certificates and agreements now or hereafter delivered in connection therewith to evidence or secure the payment of the Senior Liabilities, collectively called therein the "Loan Agreement"), pursuant to which Lender has agreed to make certain loans, advances and other financial accommodations to or for the benefit of Borrower subject to Borrower's continuing compliance with certain terms and condition therein contained; and

       WHEREAS, at the request of EMI and CHI, Subordinator wishes to enter into this Agreement in favor of Lender; and

       NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein exchanged, and for other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereto, by and through their respective duly authorized officers, agents or legal representatives, intending in each case to be legally bound, do hereby agree as follows:

       1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

              (a) "Bankruptcy Proceeding" shall mean any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to Borrower or to its creditors, as such, or to its property; whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshaling of the assets and liabilities of Borrower, or any forced sale of all or substantially all of the assets of Borrower, or otherwise.

              (b) "Borrower Property" shall mean any and all property of Borrower, or rights, title or interests of Borrower in property, howsoever arising, acquired or obtained, whether now or hereafter existing, whether tangible or intangible, whether real or personal, and wherever located.

              (c) "Business Day" shall mean any day of the year on which banks are not required to close in Atlanta, Georgia, and on which Lender is otherwise not closed for business.

              (d) "Lender Collateral" shall mean, collectively, any and all Borrower Property in which, now or hereafter, a Lien is granted to, or obtained by, Lender, as security for the payment and performance of any Senior Liabilities, including, particularly, but without limitation, all "Collateral" (as such term is defined in the Loan Agreement).


              (e) "Liabilities" shall mean all debts, liabilities and obligations of Borrower, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, as maker, endorser, surety, guarantor or otherwise, and whether now or hereafter existing or due or to become due.

              (f) "Lien" shall mean, collectively, any lien, security, interest, security title, encumbrance, mortgage, pledge, hypothecation, assignment or claim in or to any Borrower Property, whether now or hereafter existing and howsoever granted, acquired or obtained by either Subordinator or Lender, and whether arising by contact, by judicial decree, by statute or otherwise.

              (g) "Senior Liabilities" shall mean all liabilities of Borrower to Lender arising under, pursuant to or in connection with the Loan Agreement. Without limitation of the foregoing, the term "Senior Liabilities," as used herein, shall expressly include (i) any and all "Obligations" of Borrower to Lender (as that term, "Obligations," is defined in the Loan Agreement), (ii) any interest accruing on any of the Senior Liabilities after the commencement of any Bankruptcy Proceedings, notwithstanding any provisions or rule of law which might restrict rights of Lender, as against Borrower or anyone else, to collect such interest and (iii) any premiums, fees and expenses chargeable to, or reimbursable by, Borrower under or pursuant to the Loan Agreement, including, without limitation, reasonable attorneys' fees and other costs of collection and enforcement; all notwithstanding any right or power of Borrower or any one else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of Subordinator hereunder. The term "Senior Liabilities" shall also include any Liabilities incurred in connection with the refinancing of the Liabilities under the Loan Agreement.

              (h) "Subordinated Liabilities" shall mean all those Liabilities of Borrower to Subordinator, aggregating Eight Million Seven Hundred Fifty Thousand Dollars ($8,750,000) in original principal amount, representing the amount of purchase money indebtedness of EMI and CHI to Subordinator incurred effective this date by EMI and CHI, jointly and severally, pursuant to the Stock Purchase Agreement, together with all interest thereon, whether now or hereafter accruing, and all costs, fees and expenses charged or chargeable to EMI and CHI by Subordinator in connection therewith.

              (i)    "Subordinated Notes" shall mean collectively the promissory note in original principal amount of Five Million Seven Hundred Fifty Thousand Dollars ($5,750,000), and the promissory note in the original principal amount of Three Million Dollars ($3,000,000), each issued by CHI to Subordinator to evidence the principal amount of the Subordinated Liabilities as to which EMI is jointly and severally liable pursuant to the Stock Purchase Agreement. True and correct copies of such promissory notes as in effect on the date hereof, are attached hereto as EXHIBIT "A."

       2.     Consent and Agreement.

              (a) Subject to the terms and conditions of this Agreement, Lender consents to the incurrence by EMI and CHI of the Subordinated Liabilities.

              (b) Subordinator agrees that hereafter, without the prior written consent of Lender, Subordinator will not create, take, consent to or acquiesce in any Lien on any Borrower Property to secure the payment or performance of any debt, liability or obligation of EMI or CHI to Subordinator, except that (i) Subordinator may take a pledge of the stock of CHI as security for such obligations (the "CHI Stock Pledge") and (ii) subject to the subordination provisions contained in this Agreement, Subordinator may take a lien on the assets of CHI as security for such obligations.

       3.     Debt Subordination.

              (a) The payment of all Subordinated Liabilities shall be subordinated to the payment in full of all Senior Liabilities. Without limitation except as provided in clause (b) of this Section 3, no payments may be made on any Subordinated Liabilities unless and until all Senior Liabilities have been paid and satisfied in full and the Loan Agreement has been terminated.

              (b)    Notwithstanding the provisions of the foregoing subsection
(a), CHI shall be entitled to pay, and Subordinator shall be entitled to receive, regularly scheduled payments of principal and accrued interest in respect of the Subordinated Liabilities, as and when expressly set forth in the Subordinated Note to be due and payable (and without giving effect, however, to any provision thereof, including, for example, but not by way of limitation, any mandatory prepayment event or condition, which would have the effect of increasing the amount or frequency of any such payment); provided, however, that, from and after the date on which Subordinator receives written notice from Lender that an "Event of Default" under the Loan Agreement (as that term is defined therein; herein, an "Event of Default") has occurred and is continuing, no such payment shall be made or received unless and until Subordinator receives written notice from Lender that such Event of Default has been cured or waived or that any such payment otherwise may be made notwithstanding the existence and continuation of such Event of Default.

              (c) Any payments of principal or accrued interest on the Subordinated Liabilities which are not paid or received as a result of the operation and effect of this Section 3 shall be added to the final installment of principal due and payable on the Subordinated Note and be payable (subject to the foregoing terms and limitations) at maturity.

              (d) In no event shall Subordinator be entitled at any time during which this Agreement shall be effective to set off against any of the Subordinated Liabilities the amount of any sum owing by Subordinator to EMI or CHI, including, for example, but not by way of limitation, any sum now or hereafter owing pursuant to any indemnity or similar provision under the Stock Purchase Agreement.

       4. Priority of Security Interests. Any Lien which heretofore or hereafter may have been (or may be) granted to Subordinator by Borrower, or retained or reserved by Subordinator in or on Borrower Property (excluding the stock of CHI pledged to Subordinator pursuant to the CHI Stock Pledge), shall be and remain junior, inferior and subordinate to any Lien heretofore or hereafter granted to or retained or reserved by Lender in or on Lender Collateral, and any Lien of Lender in or on Lender Collateral shall be superior to and have priority over any and all Liens of Subordinator therein or thereon, irrespective of (a) the time or order of attachment, or the time or order of perfection of Liens,
(b) the time of filing or recording financial statements, mortgages or other agreements or documents, (c) the time of giving or failure to give notice of acquisition of purchase money or other Liens, (d) the taking of possession of any Borrower Property by Lender or Subordinator, (e) the order in which any loan, advance or extension of credit included in the Senior Liabilities or the Subordinated Liabilities is made, or (f) any other matter whatsoever. The subordination and postponement of priority, operation and effect of Subordinator's Liens in the Lender Collateral provided for herein shall have the same force and effect as though Lender's Liens in or on Lender Collateral attached and were perfected prior to the time Subordinator's Liens attached thereto or thereon and were perfected, and shall be effective even though Lender's Liens may not have been perfected. Nothing contained in this Section 4 is intended or shall be deemed or construed to waive the provisions of Section 2(b) above or in any event permit the grant by Borrower of any Lien on any Borrower Property to Subordinator (which is, presently, expressly prohibited under the Loan Agreement), except as and to the extent consented to by Lender in such Section 2(b).

       5. Deferral of Remedies. Subordinator agrees that it will not make any claim with respect to, foreclose upon, take possession of, sell, lease or otherwise dispose of, or in any other manner realize or seek to realize upon the whole or any part of any Borrower Property, whether pursuant to Article 9, Part 5 of the Uniform Commercial Code, by foreclosure, by setoff, by self-help repossession, by deed in lieu of foreclosure, by lawsuit, other judicial action, administrative proceeding, arbitration or otherwise, or exercise any other remedies with respect to any Borrower Property, unless and until all of the Senior Liabilities have been fully paid and satisfied, and this Agreement shall have terminated; and that, as between Subordinator and Lender, Lender, and only Lender, shall have the sole and exclusive right to exercise all such remedies and claims, including the right to sell, transfer, dispose of or otherwise realize upon any such Borrower Property (if and to the extent then constituting Lender Collateral); provided, however, that, nothing contained in this Section 5 shall prohibit Subordinator from filing a proof of claim in any case involving EMI or CHI, as debtor, under Title 11 of the United States Code, as amended, subject always to the provisions of this Agreement; and, provided further, that if, pursuant to the operation and effect of Section 3 above, Subordinator has been barred for a period of one hundred eighty (180) days from receiving any payment then due and owing in respect of the Subordinated Liabilities, then Subordinator may at any time after the passage of such one hundred eighty (180) day period, but prior to the resumption of payments being permitted to be made and received thereon, institute a lawsuit or other judicial action or an administrative or arbitration proceeding to enforce its right to collect any and all of such past due sums from CHI and realize or seek to realize upon any property of CHI and the stock of CHI pledged to it pursuant to the CHI Stock Pledge pursuant to any judgment obtained in connection therewith in the manner, to the extent and at the time permitted by applicable law, but at all times otherwise subject to all terms and conditions of this Agreement.

       6. Priority on Distribution. In the event that there should ever occur (a) any Bankruptcy Proceeding or (b) any realization by Lender with respect to the Lender Collateral upon the exercise by Lender of any of its rights and remedies under the Loan Agreement or under applicable law, the Senior Liabilities shall first be paid in full before CHI, or EMI shall be entitled to make or pay or Subordinator shall be entitled to receive and to retain any payment or distribution in respect of the Subordinated

Liabilities, and, in order to implement the foregoing, unless and until all of the Senior Liabilities shall have been fully paid and satisfied and this Agreement shall have terminated, (i) all of the Borrower Property (other than the stock of CHI pledged to Subordinator pursuant to the CHI Stock Pledge) and any proceeds thereof so distributed, applied or realized upon shall be distributed or paid to (or retained by) Lender for application to the Senior Liabilities to the extent of Lender's Lien thereon, and none of such proceeds shall be distributed or paid to Subordinator for application to the Subordinated Liabilities, (ii) all payments and distributions of any kind or character in respect of the Subordinated Liabilities to which Subordinator would have been entitled if the Subordinated Liabilities were not subordinated pursuant to this Agreement shall be made directly to Lender, (iii) Subordinator shall promptly file a claim or claims, in the form required in such proceedings, or the full outstanding amount of the Subordinated Liabilities owing to it, and shall cause such claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to Lender, and (iv) Subordinator hereby irrevocably agrees that Lender may, at its election, in the name of Subordinator or otherwise, upon the failure, refusal or inability of Subordinator to do so itself after demand by Lender, demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove, and vote or consent in any such proceedings with respect to, any and all claims of Subordinator relating to the Subordinated Liabilities owing to it.

       7. Payments and Other Distributions Received in Trust. In the event that Subordinator receives any payment or other distribution of any kind or character from EMI or CHI or from any other source whatsoever in respect of any of the Subordinated Liabilities, other than as expressly permitted to be paid and received by the terms of this Agreement, such payments or other distribution shall be received in trust for Lender and promptly turned over by Subordinator to Lender. Subordinator will cause to be clearly inserted in the Subordinated Note and in any other promissory note or other instrument which at any time evidences any of the Subordinated Liabilities a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement. Subordinator will execute such further documents or instruments and take such further action as Lender may reasonably request from time to time to carry out and enforce the provisions of this Agreement.

       8. Payments on Subordinated Liabilities Received by Lender. All payments and distributions received by Lender in respect of the Subordinated Liabilities pursuant to this Agreement, to the extent received in or converted into cash, may be applied by Lender first to the payment of any and all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by Lender in enforcing this Agreement or in endeavoring to collect or realize upon any of the Subordinated Liabilities or any security therefor, and any balance thereof shall be applied by Lender in such order of application as Lender may from time to time elect in accordance with the terms of the Loan Agreement, toward the payment of the Senior Liabilities remaining unpaid; and, notwithstanding any such payments or distributions received by Lender in respect of the Subordinated Liabilities and so applied by Lender toward the payment of the Senior Liabilities, Subordinator shall be subrogated to the then existing rights of Lender, if any, in respect of the Senior Liabilities only at such time as this Agreement shall have been terminated and Lender shall have received payment of the full amount of the Senior Liabilities.

       9.     Waivers.

              (a) The Subordinator hereby waives: (i) notice of acceptance by Lender of this Agreement; (ii) notice of the existence or creation or non-payment of all or any of the Senior Liabilities; and (iii) all diligence in collection or protection of or realization upon the Senior Liabilities or any thereof or any security therefor.

              (b) Lender shall have the right at any and all times to determine the order in which (i) recourse is sought against Borrower or any other obligor with respect to the Senior Liabilities, or (ii) any or all of the collateral security for the Senior Liabilities (including, particularly, the Lender Collateral) in which a Lien has been granted to or obtained by Lender shall be enforced; and Subordinator hereby waives any and all rights to require that Lender pursue or exhaust any rights or remedies with respect to Borrower or any Borrower Property prior to exercising its rights and remedies with respect to the Lender Collateral or in any other manner to require the marshaling of assets or security in connection with the exercise by Lender of any of the remedies provided for in the Loan Agreement or any other such document, instrument or agreement.

              (c) Lender shall have no liability to Subordinate and Subordinator hereby waives any claim, right, action or cause of action which it may now or hereafter have against Lender arising out of, any and all actions which Lender takes or omits to take with respect to the Senior Liabilities, or any Lender Collateral including, without limitation, any actions with respect to the creation, perfection or continuation of liens or security interest with respect to the Lender Collateral; any foreclosure upon, taking of possession of, or any sale, lease or other disposition of the Lender Collateral; any release of any of the collateral securing the Senior Liabilities; any custody, valuation, protection, preservation, use or depreciation of any of the Lender Collateral; any realizing upon or failure to realize upon, the Lender Collateral or any other collateral securing the Senior Liabilities; or any collection of the Senior Liabilities, including, without limitation, any and all claims, rights, actions or causes of action that Subordinator might have against Lender under Sections 9-207 and 9-507 of the Uniform Commercial Code in the absence of this provision.

       10. Prohibitions on Certain Actions by Subordinator. The Subordinator will not without the prior written consent of Lender: (a) modify or amend any instrument presently or hereafter evidencing or securing the Subordinated Liabilities or acquiesce in any amendment or modification thereof which would
(i) increase the interest rate payable on any of the Subordinated Liabilities,
(ii) change the dates on which any payment of principal or interest or other payments are due on the Subordinated

Liabilities (except for extensions of such dates), (iii) change any event of default or add any covenant with respect to the Subordinated Liabilities, (iv) change nay payment provisions with respect to the Subordinated Liabilities, (v) change any subordination provisions with respect to the Subordinated Liabilities or (vi) change or amend any other term if such change or amendment would materially increase the obligations of EMI or CHI or confer additional rights on Subordinator in a manner adverse to EMI or CHI or Lender; (b) cancel, waive, forgive, transfer or assign (except in accordance with the provisions hereof), or attempt to enforce or collect, or subordinate to any Liabilities other than the Senior Liabilities, any Subordinated Liabilities (except as expressly permitted herein) or any rights in respect thereof; (c) take any collateral security for any Subordinated Liabilities; or (d) commence, or join with any other creditor in commencing, (i) any bankruptcy, reorganization or insolvency proceedings with respect to Borrower, or (ii) any proceeding to enforce any of its rights under any of the Subordinated Liabilities or otherwise with respect to any Subordinated Liabilities; or (e) retain or accept the primary or secondary obligation of any party in respect of the Subordinated Liabilities.

       11. Permitted Actions by Lender. Lender may, at any time or from time to time, without the necessity of giving notice to, or obtaining the consent of, Subordinator, take any or all of the following actions: (a) retain or obtain a security interest in any property of Borrower or any person to secure any of the Senior Liabilities; (b) retain or obtain the primary or secondary obligation of any other person or persons with respect to any of the Senior Liabilities; (c) extend, renew, alter or exchange any of the Senior Liabilities; (d) increase, combine or restate any of the Senior Liabilities; (e) release or compromise any obligation with respect to any of the Senior Liabilities; (f) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities; and (g) modify or amend, grant waivers with respect to or forbear from exercising any term, covenant or condition of the Loan Agreement.

       12.    Assignment; Refinancing.

              (a) Lender also may, at any time or from time to time, without the necessity of giving notice to or obtaining the consent of Subordinator, assign or transfer any or all of the Senior Liabilities owned by Lender including, without limitation, to any refinancing lender; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Liabilities shall be and remain Senior Liabilities for all purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were Lender.

              (b) In the event that the Senior Liabilities are refinanced in full, whether pursuant to an assignment as described in the preceding paragraph
(a) or otherwise,

Subordinator agrees at the request of the refinancing lender to enter into a subordination agreement with Borrower and such refinancing lender on terms substantially similar to this Agreement, and in any event satisfactory to the refinancing lender. In furtherance of the foregoing, Subordinator hereby irrevocably appoints Lender as its attorney-in-fact, with full authority in the place and stead of Subordinator and in the name of Subordinator or otherwise, to execute and deliver any such subordination agreement if Subordinator fails to either execute and deliver to the subject refinancing lender such subordination agreement within five (5) Business Days after a refinancing lender's request therefor.

       13. Failure of EMI, CHI or Subordinator to Act. Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act on the part of EMI, CHI or Subordinator, or any noncompliance by EMI, CHI or Subordinator with any agreement or obligation, regardless of any knowledge thereof which Lender may have or with which Lender may be charged; and no action of Lender permitted hereunder shall in any way affect or impair the rights of Lender and the obligations of EMI, CHI and Subordinator under this Agreement.

       14. Delay No Bar. No delay on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, and no single or partial exercise by Lender of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy by Lender; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon Lender except as expressly set forth in a writing duly signed and delivered on behalf of Lender.

       15. Ownership of Subordinated Liabilities; Assignment by Subordinator. Subordinator represents and warrants that as of the date hereof it is the owner of all of the Subordinated Liabilities. Subordinator hereby agrees that it will not hereafter assign or transfer the Subordinated Liabilities, or any of them, to any Person unless such Person has agreed in a writing, in form and substance satisfactory to Lender, to be bound by all of the provisions of this Agreement.

       16. Successors and Assigns. This Agreement shall be binding upon Lender and Subordinator and upon their respective successors and assigns. There shall be no third party beneficiaries of this Agreement, other than any lender refinancing the Liabilities of Borrower to Lender under the Loan Agreement.

       17. Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Georgia, without regard to conflicts of law principles. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

       18. Jurisdiction. Each party hereby consents to the jurisdiction of any state or federal court located within the County of Fulton, State of Georgia and irrevocably agrees that, subject to Lender's election, all actions or proceedings arising out of or relating to this Agreement shall be litigated in such courts. Subordinator accepted for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives an defense or forum non conveniens, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Nothing herein shall limit the right of Lender to bring proceedings against Subordinator or EMI or CHI in the courts of any other jurisdiction. Lender, Subordinator and EMI or CHI further waive any right to trial by jury in any proceeding brought hereunder.

       19. EMI's and CHI's Covenants. EMI and CHI hereby agree to be bound by the terms and provisions hereof, to make no payments contrary to the terms and provisions thereof, and to do every other act and thing necessary or appropriate to carry out such terms and provisions. In the event of any violation of any of the terms and provisions of this Agreement, then, at the election of Lender, any and all Obligations shall forthwith become due and payable and any and all agreements of Lender to make loans, advances or other financial accommodations to Borrower pursuant to the Loan Agreement shall forthwith terminate.

       20. Notices. Unless otherwise specifically provided herein, all notices shall be in writing addressed to the respective party as set forth on the signature page (s) hereof and may be personally served, telecopied or sent by overnight courier service or United States mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a business day before 4:00 p.m. (Atlanta time) or, if not, on the next succeeding business day; (c) if delivered by overnight courier, two days after delivery to such courier properly addressed; or (d) if by U.S. Mail, five (5) Business Days after depositing in the United States mail, with postage prepaid and properly addressed or to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section.

       21. Continuing Effect. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect until all Senior Liabilities have been paid and satisfied in full and the Loan Agreement has been terminated.

       22. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes and replaces any agreement, written or oral, heretofore existing among or between the parties in respect thereof.

       IN WITNESS WHEREOF, this Agreement has been made and delivered as of the 14th day of February, 1998 by each of the undersigned.

                                                "EMI"

                                                EDUCATIONAL MEDICAL, INC. (SEAL)


                                                By:
                                                       ------------------------
                                                       Name:
                                                             ------------------
                                                       Title:
                                                             ------------------

                                                Attest:
                                                       ------------------------
                                                       Name:
                                                             ------------------
                                                       Title:
                                                             ------------------

                                                Address for Notices:

                                                -------------------------------

                                                -------------------------------

                                                -------------------------------

                                                "CHI"

                                                CHI ACQUISITION CORP. (SEAL)



                                                By:
                                                       ------------------------
                                                       Name:
                                                             ------------------
                                                       Title:
                                                             ------------------

                                                Attest:
                                                       ------------------------
                                                       Name:
                                                             ------------------
                                                       Title:
                                                             ------------------

                                                Address for Notices:


                                                -------------------------------

                                                -------------------------------

                                                -------------------------------

                                                "SUBORDINATOR"



                                                -------------------------------
                                                       JOSEPH COLYAR

                                                Address for Notices:


                                                -------------------------------

                                                -------------------------------

                                                -------------------------------


                                                "SUBORDINATOR"



                                                -------------------------------
                                                       CLAUDE H. HARING


                                                Address for Notices:


                                                -------------------------------

                                                -------------------------------

                                                -------------------------------


                                                "LENDER"

                                                BANK OF AMERICA, F.S.B. (SEAL)


                                                By:
                                                       ------------------------
                                                       Name:
                                                             ------------------
                                                       Title:
                                                             ------------------

                                                Attest:
                                                       ------------------------
                                                       Name:
                                                             ------------------
                                                       Title:
                                                             ------------------

                                                Address for Notices:


                                                -------------------------------

                                                -------------------------------

                                                -------------------------------

                                   EXHIBIT "A"



                               SUBORDINATED NOTES